                               POWER OF ATTORNEY
                       RIVERSOURCE LIFE INSURANCE COMPANY

                John R. Woerner             James L. Hamalainen
                Gumer C. Alvero             Brian J. McGrane
                Richard N. Bush             Bridget M. Sperl
                Bimal Gandi                 Jon Stenberg
                Steve M. Gathje             William F. Truscott

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Bruce H. Saul or Suzanne Hoppe to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the -------day of -------------------, 2012.

/s/  John R. Woerner                            /s/ James L. Hamalainen
--------------------------------------------    --------------------------------------------
    John R. Woerner                                 James L. Hamalainen
    Chairman of the Board and President             Senior Vice President - Investments

/s/ Gumer C. Alvero                             /s/ Brian J. McGrane
--------------------------------------------    --------------------------------------------
    Gumer C. Alvero                                 Brian J. McGrane
    Director and Executive Vice President --        Director, Executive Vice President and
    Annuities                                       Chief Financial Officer

/s/ Richard N. Bush                             /s/ Bridget M. Sperl
--------------------------------------------    --------------------------------------------
    Richard N. Bush                                 Bridget M. Sperl
    Senior Vice President -- Corporate Tax          Director, Executive Vice President -- Client
                                                    Services

/s/ Bimal Gandhi                                /s/ Jon Stenberg
--------------------------------------------    --------------------------------------------
    Bimal Gandhi                                    Jon Stenberg
    Senior Vice President -- Strategic              Director and Executive Vice President --
    Transformation                                  Life & Disability Insurance

/s/ Steve M. Gathje                             /s/ William F. Truscott
--------------------------------------------    --------------------------------------------
    Steve M. Gathje                                 William F. Truscott
    Director, Senior Vice President and             Director
    Chief Actuary

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                       RIVERSOURCE LIFE INSURANCE COMPANY
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                    1933 ACT       1940 ACT
                                                                                       NO.           NO.
                                                                                   -----------   ------------
RIVERSOURCE VARIABLE ANNUITY ACCOUNT 1                                                           811-07247
Privileged Assets Select Annuity                                                   333-139768
RIVERSOURCE VARIABLE ANNUITY ACCOUNT                                                             811-7195
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio
Plus/RiverSource Personal Portfolio                                                333-139757
RiverSource Preferred Variable Annuity                                             333-139758
Evergreen Essential Variable Annuity                                               333-139763
Evergreen New Solutions Variable Annuity                                           333-139763
Evergreen New Solutions Select Variable Annuity                                    333-139759
Evergreen Pathways Variable Annuity                                                333-139759
Evergreen Pathways Select Variable Annuity                                         333-139759
Evergreen Privilege Variable Annuity                                               333-139759
RiverSource AccessChoice Select Variable Annuity                                   333-139759
RiverSource Endeavor Select Variable Annuity                                       333-139763
RiverSource FlexChoice Variable Annuity                                            333-139759
RiverSource FlexChoice Select Variable Annuity                                     333-139759
RiverSource Galaxy Premier Variable Annuity                                        333-139761
RiverSource Innovations Variable Annuity                                           333-139763
RiverSource Innovations Classic Variable Annuity                                   333-139763
RiverSource Innovations Classic Select Variable Annuity                            333-139763
RiverSource Innovations Select Variable Annuity                                    333-139763
RiverSource New Solutions Variable Annuity                                         333-139763
RiverSource Pinnacle Variable Annuity                                              333-139761
RiverSource Platinum Variable Annuity                                              333-139760
RiverSource Signature Variable Annuity                                             333-139762
RiverSource Signature One Variable Annuity                                         333-139762

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
                                                                                    1933 ACT       1940 ACT
                                                                                       NO.           NO.
                                                                                   -----------   ------------
RiverSource Signature One Select Variable Annuity                                  333-139762
RiverSource Signature Select Variable Annuity                                      333-139760
Wells Fargo Advantage Variable Annuity                                             333-139762
Wells Fargo Advantage Builder Variable Annuity                                     333-139762
RiverSource Builder Select Variable Annuity                                        333-139762
Wells Fargo Advantage Choice Select Variable Annuity                               333-139759
Wells Fargo Advantage Choice Variable Annuity                                      333-139759
Wells Fargo Advantage Select Variable Annuity                                      333-139763
RIVERSOURCE ACCOUNT F                                                                            811-2317
RiverSource Variable Retirement & Combination Retirement Annuities                 2-73114
RiverSource Employee Benefit Annuity                                               33-52518
RiverSource Flexible Annuity                                                       33-4173
RiverSource Group Variable Annuity Contract                                        33-47302
RIVERSOURCE VARIABLE ANNUITY FUND A                                                              811-1653
RiverSource Variable Annuity Fund A                                                2-29081
RIVERSOURCE VARIABLE ANNUITY FUND B                                                              811-1674
RiverSource Variable Annuity Fund B - Individual                                   2-29358
RiverSource Variable Annuity Fund B - Group                                        2-47430
RIVERSOURCE VARIABLE ACCOUNT 10
RiverSource Flexible Portfolio Annuity                                             33-62407
RiverSource Retirement Advisor Variable Annuity                                    333-79311
RiverSource Retirement Advisor Variable Annuity -- Band 3                          333-79311
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                    333-79311
RiverSource Retirement Advisor Advantage Variable Annuity -- Band 3                333-79311
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                    333-79311
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement           333-79311
Advisor 4 Access Variable Annuity
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable
Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications          333-79311
signed prior to 4/30/2012)
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable
Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications          333-179358
signed after 4/30/2012)
RiverSource Retirement Group Variable Annuity Contract I                           333-177380
RiverSource Retirement Group Variable Annuity Contract II                          333-177381

                                                                                    1933 ACT       1940 ACT
                                                                                       NO.           NO.
                                                                                   -----------   ------------
RIVERSOURCE ACCOUNT SBS                                                                          811-06315
RiverSource Symphony Annuity                                                       33-40779
RIVERSOURCE MVA ACCOUNT                                                                          N/A
Evergreen Essential Variable Annuity                                               333-139776
Evergreen New Solutions Variable Annuity                                           333-139776
Evergreen New Solutions Select Variable Annuity                                    333-139776
Evergreen Pathways Variable Annuity                                                333-139776
Evergreen Privilege Variable Annuity                                               333-139776
Evergreen Pathways Select Variable Annuity                                         333-139776
RiverSource AccessChoice Select Variable Annuity                                   333-139776
RiverSource Endeavor Select Variable Annuity                                       333-139776
RiverSource FlexChoice Variable Annuity                                            333-139776
RiverSource FlexChoice Select Variable Annuity                                     333-139776
RiverSource Galaxy Premier Variable Annuity                                        333-139776
RiverSource Innovations Variable Annuity                                           333-139776
RiverSource Innovations Classic Variable Annuity                                   333-139776
RiverSource Innovations Classic Select Variable Annuity                            333-139776
RiverSource Innovations Select Variable Annuity                                    333-139776
RiverSource New Solutions Variable Annuity                                         333-139776
RiverSource Pinnacle Variable Annuity                                              333-139776
RiverSource Signature Variable Annuity                                             333-139776
RiverSource Signature One Variable Annuity                                         333-139776
RiverSource Signature One Select Variable Annuity                                  333-139776
RiverSource Signature Select Variable Annuity                                      333-139776
Wells Fargo Advantage Variable Annuity                                             333-139776
Wells Fargo Advantage Builder Variable Annuity                                     333-139776
RiverSource Builder Select Variable Annuity                                        333-139776

                                                                                    1933 ACT       1940 ACT
                                                                                       NO.           NO.
                                                                                   -----------   ------------
                                                                                   139776
Wells Fargo Advantage Choice Select Variable Annuity                               333-139776
RIVERSOURCE ACCOUNT MGA                                                                          N/A
RiverSource Guaranteed Term Annuity                                                333-114888
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource
Retirement Advisor Select Plus Variable Annuity                                    333-114888
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor
4 Access Variable Annuity                                                          333-114888
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/
RAVA 5 Access Variable Annuity(Offered for contract applications signed prior
to 4/30/2012)                                                                      333-114888
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable
Annuity/RAVA 5 Access Variable Annuity(Offered for contract applications
signed after 4/30/2012)                                                            To Come
RiverSource Retirement Group Variable Annuity Contract I                           To Come
RiverSource Retirement Group Variable Annuity Contract II                          To Come
RiverSource Guaranteed Variable Annuity Contract                                   33-48701
RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT                                                       811-4298
RiverSource Single Premium Variable Life Insurance                                 333-83456
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life
IV -- Estate Series                                                                333-69777
RiverSource Variable Universal Life 5/RiverSource Variable Universal
Life 5 -- Estate Series                                                            To Come
RiverSource Variable Second-To-Die Life Insurance                                  33-62457
RiverSource Variable Universal Life Insurance                                      33-11165
RiverSource Variable Universal Life III                                            333-69777
RiverSource Succession Select Variable Life Insurance                              33-62457
RiverSource Single Premium Variable Life Insurance Policy                          2-97637
RIVERSOURCE VARIABLE LIFE ACCOUNT                                                                811-09515
RiverSource Signature Variable Universal Life Insurance                            333-84121
RIVERSOURCE ACCOUNT FOR SMITH BARNEY                                                             811-4652
RiverSource Single Premium Variable Life Insurance Policy                          33-5210